BULLFINCH FUND, INC.
                  2 LANTERN LANE, HONOEYE FALLS,  NY 14472
               1-888-BULLFINCH (1-888-285-5346) 716-624-1758

PROSPECTUS                                                  March  26, 1999

The Bullfinch Family of Mutual Funds
The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified manage-ment investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies. Carosa, Stanton & DePaolo Asset Management, LLC (the "Adviser"), serves the Bullfinch Fund as investment manager for each Series. This Prospectus, which should be held for future reference, is designed to set forth concisely the information that you should know before you invest. A "Statement of Additional Information" containing more information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated March 26, 1999 and has been incorporated by reference into the Prospectus. A copy of the Statement may be obtained without charge, by writing to the Fund or by calling the telephone number shown above.


Unrestricted Series
The investment objective of the Unrestricted Series is to seek conservative long term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years. Criteria used by the Adviser will be based on the Business Economics, Manage-ment Quality, Financial Condition and Stock Price of each business. The Adviser seeks to be conservative by investing in securities which it believes possess a lower potential for downside price volatility.

Western New York Series
The Western New York Series seeks capital appreciation through investment in the common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities matur-ing within five years. Criteria used by the Adviser will be based on the Bus-iness Economics, Management Quality, Financial Condition and Stock Price of each business. The Adviser may also consider industry liquidity, and market capitalization and the need to invest in a variety of different industries.


Series Share Purchase
Capital shares of a Series may only be purchased directly from the Fund at net asset value of the Series as next determined after receipt of order. The Board of Directors has established $2,500 as the minimum initial purchase ($500 for IRAs) and $250 for subsequent purchases ($50 for IRAs).


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE

BULLFINCH FUND SERIES' EXPENSES

The Bullfinch Fund is 100% no-load. You do not pay any sales charges when you invest in any Series within the Bullfinch Family of Funds.
The Bullfinch Family of Funds does not charge a fee for purchases, exchanges, or redemptions. All series are 100% no-load. The following illustrates all expenses and fees that a shareholder of any Series will incur. The expenses and fees set forth below are for the 1998 fiscal year.

Shareholder Transaction Expenses:  Unrestricted Series  Western New York Series
 Sales Load Imposed on Purchases             None            None
 Sales Load Imposed on Reinvested Dividends  None            None
 Redemption Fees                             None            None
 Exchange Fees                               None            None

Annual Operating Expenses (as a percentage of net assets):
                                Unrestricted Series  Western New York Series
 Management Fees                           0.00%*          0.00%*
 12b-1 Fees                                None            None
 Other Expenses                            2.00%*          2.00%*
             Total Operating Expenses      2.00%           2.00%

* To cap the ratio of each Series at 2.00%, the Manager, per its contract, reimbursed the Unrestricted Series a total of $3,303 and the Western New York Series a total of $3,016. Had the manager not reimbursed each Series, the Expense ratios would have been 2.60% and 4.40% respectively.

You would pay the following expenses on a $1,000  investment assuming:
a) 5% annual rate of return and b) redemption at the end of each time period.

Example:       Unrestricted Series          Western New York Series

Example         1 Year    3 Years            1 Year    3 Years
                  $21       $66                $21       $66


The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in any Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

                             FINANCIAL HIGHLIGHTS
    For the period since Inception Date of each Series to Fiscal Year End

                                             Unrestricted     Western New York
                                                Series            Series
Net asset value, beginning of period*        $      11.00      $      10.12
Income from investment operations
   Net investment income (loss)              $       0.00      $       0.02
   Net gains or (losses) on securities
   both realized and unrealized              $       0.04      $       0.32
                                             ------------      ------------
Total from investment operations             $      11.04      $      10.46
Less distributions
   Dividends (from net investment income)    $      (0.05)     $      (0.01)
   Distributions (from capital gains)        $      (0.00)     $      (0.00)
                                             -------------     -------------
Net asset value, end of period               $      10.99      $      10.45
                                             =============     =============
Total return                                         0.39%**           6.74%**

Net assets, end of period                    $   1,420,910     $     176,230


Ratio of expenses to average net assets              2.00%             2.00%
Ratio of investment income - net to average assets   0.00%**           0.04%**
Portfolio turnover rate                              0.00%             0.00%
Average commission per share                 $       0.5697    $       0.1996

* The Inception Date for the Unrestricted Series was July 24,1997 and the Inception Date for the Western New York Series was December 30, 1997.
** Annualized From Inception for each Series.

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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THE FUND
The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on January 29, 1997. The Fund offers separate series of units of beneficial interest ("shares"). This Pros-pectus relates to the Unrestricted Series and the Western New York Series. The Fund's business office is in Honeoye Falls, NY: mail may be addressed to 2 Lantern Lane, Honeoye Falls, NY 14472.

OBJECTIVE, POLICES AND RISK FACTORS

UNRESTRICTED SERIES

Objective & Policies: The investment objective of the Unrestricted Series is to seek conservative long term growth in capital. The Unrestricted Series in-vests primarily in exchange listed and over-the-counter common stocks, and U.S. government obligations maturing within five years. As such, the Unrestricted Series has no current intention to invest in illiquid securities. To the extent feasible, the Adviser will endeavor to emphasize fundamental corporate con-siderations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment.

Risk Factors: Risks associated with the Unrestricted Series' performance will be those due to broad market declines and the decline in the price of partic-ular companies held in the Unrestricted Series' portfolio. Because the Unre-stricted Series' investments fluctuate in value, the Unrestricted Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of nega-tive returns while seeking to obtain long term capital growth when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assurance that the Unrestricted Series will attain its objective.

The Unrestricted Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Unrestricted Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy.

Portfolio Turnover Policy: The Unrestricted Series does not purchase securi-ties for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Unrestricted Series' total purchases or sales of securities within the period by the average monthly portfolio value of the Unrestricted Series' during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the Unrestricted Series' normal operations.

Non-diversification Policy: The Unrestricted Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. The Unre-stricted Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of the Unrestricted Series, in the intention of achieving its objective as stated above, is, therefore, one of selective investments rather than diversification. The Unrestricted Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).

WESTERN NEW YORK SERIES

Objective & Policies: The investment objective of the Western New York Series is to seek capital appreciation through investment in the common stock of companies with an important economic presence in the Greater Western New York Region of New York State. Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York (see Equity Selection Criteria below). The Western New York Series invests primarily in exchange listed and over-the-counter common stocks, and U.S. government obligations maturing within five years. These U.S. government obligations will typically be U.S. Treasury Bills and U.S. Treasury Notes which are supported by the full faith and credit of the United States. As such, the Western New York Series has no current intention to invest in illiquid securities. To the extent feasible, the Adviser will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Western New York Series may be invested in money market funds for temporary investment.

Risk Factors: Risks associated with the Western New York Series' performance will be those due to broad market declines and the decline in the price of particular companies held in the Western New York Series' portfolio. Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio. Because the Western New York Series' investments fluctuate in value, the Western New York Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of negative returns while seeking to obtain capital apprecia-tion when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assur-ance that the Western New York Series will attain its objective.

The Western New York Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Western New York Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:
Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates

Portfolio Turnover Policy: The Western New York Series does not purchase sec-urities for short term trading in the ordinary course of operations. Accord-ingly, it is expected that the annual turnover rate will not exceed 50%. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circum-stances and not from the Western New York Series' normal operations.

Non-diversification Policy: The Western New York Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. The Western New York Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of the Western New York Series, in the intention of achieving its objective as stated above, is, therefore, one of selective investments rather than diversification. The Western New York Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).


TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, and by satisfying certain other requirements, will be relieved of federal income tax on the amounts distributed to shareholders.

Distribution of any net long term capital gains realized by the Series in 1997 will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities

INVESTMENT ADVISER

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, formerly known as Carosa & Stanton Asset Manage-ment, LLC, began accepting private portfolio management clients in February of 1997 and currently manages ten portfolios and has more than three million dollars under management as of March 1999. Christopher Carosa and Gordon R. Stanton established Carosa & Stanton Asset Management, LLC in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. Anthony R. DePaolo joined the firm in September 1997 as a principal member and officer and the name of the firm was formally changed at that time. Mr. DePaolo is a Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund.

Mr. Carosa has direct responsibility for day to day management of the Series' portfolios. He has a B.S. (Intensive) in Physics and Astronomy from Yale Uni-versity and an MBA in Finance and Marketing from the University of Rochester's William E. Simon Graduate School of Business. He began his career in 1982 with Manning & Napier Advisors, Inc. When he left Manning & Napier in the summer of 1996 to begin writing finance books, he was a Managing Director and member of the Funds Group as well as Executive Vice President and Senior Trust Officer for Exeter Trust Company, an affiliate of Manning & Napier. At the time of his departure, Mr. Carosa was responsible for custody and trust operations for more than 700 accounts with assets approaching $1 billion and he was a member of the Trust and Investment Committee.

Mr. Stanton has a B.A. in Architecture from Yale University and an MBA in Finance, Economics and Management for the Stern School of Business. Mr. Stanton's most recent experience has been as owner of a company which produced laser light shows. He also has extensive experience working for non-profit organizations. Mr. Carosa & Mr. Stanton have been the members of the management committee of a private investment partnership formed in July of 1987. In order to permit other investors to participate in the investment objective of this partnership, in early 1997 the partners voted to convert that partnership into a public no-load mutual fund and formalize Mr. Carosa's and Mr. Stanton's duties by selecting their firm to be investment adviser.

Mr. DePaolo has a B.S. in Political Science from the State University of New York and a AAS in Sociology from Erie Community College. Mr. DePaolo's most recent experience has been as General Manager and Director of Client Services at Howe & Rusling, a registered investment adviser. Previously, Mr. DePaolo served as Director of Business Development at the Burke Group, a employee benefits/pension consultant and as Senior Vice President of IMPCO, a direct marketing firm.

Mr. McAdam holds an MBA in Public Accounting and Management Systemns as well as a B.A. in Economics from Cornell University. He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. McAdams most recent exper-Ience has been as Director of Research for Steven Charles, a registered invest-Ment adviser. Before that, he served as a Senior Securities Analyst for Manning & Napier Advisors, Inc.

The Board of Directors include former partners of the private investment part-nership. The Partnership and the Unrestricted Series have a substantially similar or the same investment objective. On September 24, 1997 the Board of Directors of Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million. There is a risk factor associated with the Adviser's lack of experience in managing mutual funds.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Adviser; (v) legal and audit ex-penses; (vi) fees and expenses of each Series' Custodian, and Accounting Servic-es Agent, if obtained for any Series from an entity other than the Adviser;
(vii) expenses incidental to the issuance of its shares, including iss-uance on the payment of, or reinvestment of, dividends and capital gain distrib-utions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;(ix) expens-es of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series; (x) all other expenses incidental to holding meet-ings of the shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring ex-penses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Offic-ers and Directors.

The Adviser may use its own resources to engage in activities that promote the sale of the Series, including payments to third-parties who provide share-holder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.
Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PURCHASE OF SHARES -REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

The shares of any Series may be purchased in exchange for securities to be included in that Series, subject to the Adviser's determination that these securities are acceptable. Securities accepted in an exchange will be valued using the same valuation method the Series uses to value portfolio securities. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the prop-erty of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer. Shares issued in exchanged for securities will be priced at the net asset value calculated on the day of exchange.

The day of exchange will be the day the securities are received by the Fund if the Fund receives the securities before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If the transfer is made by electronic delivery, the day of exchange will be the day the securities are received by the Series' custodian.

The Adviser will not accept securities in exchange for shares of the Series unless (1) such securities would normally qualify for purchase by the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and
(3) the Series is able to value the securities in a manner consistent with the valuation method the Series uses to value portfolio securities.

Initial Investments: Initial purchase of shares of the Series may be made on-ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs). Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted under special circumstances.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. State securities laws may restrict your ability to make exchanges. The Fund reserves the right to temporarily or permanently term-inate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also re-serves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

RETIREMENT PLANS
Individual Retirement Account: Persons who earn compensation and are not active participants (and who do not have a spouse who is an active participant) in an employee maintained retirement plan may establish Individual Retirement Accounts
(IRA) using Fund shares. Annual contributions, limited to the lesser of $2,000 or 100% of compensation, are tax deductible from gross income. This IRA deduc-tion is also retained for individual taxpayers and married couples with adjusted gross incomes within certain specified limits. All individuals may make nonde-ductible IRA contributions to separate accounts to the extent that they are not eligible for a deductible contribution.

Earnings under the IRA are reinvested and are tax-deferred until withdrawals be-gin. The maximum annual contribution may be increased to $2,250 if you have a spouse who earns no compensation during the taxable year. A separate and inde-pendent Spousal IRA must be maintained.

You may begin to make non-penalty withdrawals as early as age 59 1/2 or as late as age 70 1/2. In the event of death or disability, withdrawals may be made be-fore age 59 1/2 without penalty.

A Disclosure Statement is required by U.S. Treasury Regulations. This Statement describes the general provisions of the IRA and is forwarded to all prospective IRA accounts. There is no charge to open and maintain a Bullfinch Fund IRA. This policy may be changed by the Board of Directors if they deem it to be in the best interests of all shareholders. All IRA's may be revoked within 7 days of their establishment with no penalty.

PRICING OF SHARES

The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

REDEMPTION OF SHARES
The Fund will redeem all or any part of the shares of any shareholder who sends a letter requesting redemption to the Fund at its address as it appears on this Prospectus (if certificates have not been issued) or certifi-cates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required. The Fund will waive the sig-nature guarantee requirement should the shareholder personally deliver the letter requesting redemption to the Fund at its address as it appears on this Prospectus and provides two valid forms of identification including a valid driver's license or a major credit card. The redemption price is the net asset value per share next determined after the order is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender of a valid redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days if: The New York Stock Exchange is closed for other than customary weekend or holiday clos-ings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

BROKERAGE
The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Series by placing purchase and sale orders for the Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to the Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to the Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or the Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.


MANAGEMENT OF THE FUND

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The overall business and affairs of the Fund is managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Adviser and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Carosa, Stanton & DePaolo Asset Management, LLC (the "Adviser"), 2 Lantern Lane, Honeoye Falls, NY 14472. Christopher Carosa, President of the Fund and President of the Fund's Invest-ment Adviser, will be primarily responsible for the day-to-day management of the Series' portfolios.

The Board meets regularly four times a year to review Fund progress and status. The Board may convene a special meeting under certain circumstances. In addi-tion, the Board may ask a non-interested Director to perform an independent audit as requested by the Board.

CUSTODIAN & TRANSFER AGENT

The Fund acts as its own transfer agent. Pursuant to an agreements unanimously approved by the Board of Directors on February 1, 1997 and on September 24, 1997, the custodian for the Unrestricted Series and the Western New York Series is Charles Schwab & Co., Inc., The Schwab Building, 101 Montgomery Building, San Francisco, CA 94104. Charles Schwab & Co., Inc. may, at its own expense, employ a sub-custodian, provided that Charles Schwab & Co., Inc. shall remain liable for all its duties as custodian.

REPORTS TO SHAREHOLDERS
The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unau-dited financial statements.


AUDITORS
Bonadio & Co., LLP, Certified Public Accountants, Rochester, NY have been selected as the independent auditor of the Series. Bonadio & Co., LLP has no direct or indirect financial interest in the Fund or the Adviser.


ADDITIONAL INFORMATION
This Prospectus omits certain information contained in the registration state-ment on file with the Securities & Exchange Commission. The registration state-ment may be inspected without charge at the principal office of the Commission in Washington, D.C. and copies of all or part thereof may be obtained upon pay-ment of the fee prescribed by the Commission. Shareholders may also direct in-quiries to the Fund by phone or at the address given on pg 1 of this Prospectus.

SHARE PURCHASE APPLICATION

A) Please fill out one of the following four types of accounts:

1) Individual Accounts  ****

   ______________________  __  ____________________      ______________________
           First Name      MI       Last Name            Social Security Number

2) Joint Accounts     ****

   ______________________  __  ____________________      ______________________
          First Name       MI        Last Name           Social Security Number

   ______________________  __  _____________________    _______________________
          First Name       MI        Last Name           Social Security Number

3) Custodial Accounts ****

   ______________________  __  ____________________
   Custodian's First Name  MI   Custodian's Last Name

   ______________________  __  ____________________      ______________________
     Minor's First Name    MI    Minor's Last Name                Minor's
                                                         Social Security Number
4) All Other Accounts  ****

       ___________________________________________   __________________________
                      Name of account.                Tax Identification Number

       ___________________________________________
          (Use this second line if you need it)


B) Biographical and other information about the new account:

Full Address:
             Number & Street __________________________________________________

             City__________________________  St____  Zip_______________________


Citizen of____________________  Home Phone_____________  Bus Phone_____________


Dividend Direction (check one): Reinvest all distributions____  Pay in Cash____


Signature of Owner, Trustee or Custodian:    __________________________________

Signature of Joint Owner (if joint account): __________________________________

     Please make check payable to:     BULLFINCH FUND, INC.
                                       2 Lantern Lane, Honeoye Falls, NY  14472
Amount of Investment Attached:
      Unrestricted Series $______________ (Minimum initial purchase $2,500) Western New York Series $______________ (Minimum initial purchase $2,500)
       All applications are accepted in New York and under New York laws.

FORM W-9
(March 1994)
Department of Treasury
Internal Revenue Service


                          PAYER'S REQUEST FOR TAXPAYER
                             IDENTIFICATION NUMBER


Name as shown on account (if joint account, give name corresponding to TIN)

_________________________________________________


Street Address

_________________________________________________


City, State & Zip Code

_________________________________________________







Part 1.-  Taxpayer Identification Number            Part 2. - Backup Withholding

Social Security Number ______________________       Check if you are NOT subject
                                                    to  backup withholding under
or                                                  the  provisions  of  section
                                                    3406(a) (1) (C) of  the  In-
Employer ID Number     ______________________       ternal Revenue Code ________







Certification - Under the penalty  of perjury, I certify  that the  information provided on this form is true, correct and complete.


Signature ___________________________________       Date _______________________

       INVESTMENT ADVISER                                PROSPECTUS
CAROSA, STANTON & DEPAOLO ASSET MANAGEMENT, LLC       BULLFINCH  FUND, INC.
8 East Street, Suite 200   4675 Schurr Road            2 Lantern Lane
Honeoye Falls, NY 14472    Clarence, NY  14031      Honeoye Falls, NY 14472

716-234-2080               716-759-7001                1-888-BULLFINCH
                                                      (1-888-285-5346)

                                                       March  26, 1999
      TABLE OF CONTENTS

                                                   UNRESTRICTED SERIES
Bullfinch Fund Series' Expenses .. 2      The Series seeks conservative, long
Condensed Financial Information .. 2      term growth of capital. The Adviser
The Fund ......................... 3      seeks to achieve this objective by
Objective, Policies & Risk Factors        using an asset mix consisting primar-
  Objective and Policies ......... 3      ily of exchange listed and over-the-
  Risk Factors ................... 3      counter common stocks as well as U.S.
  Portfolio Turnover Policy ...... 3      Government securities maturing within
  Nondiversification Policy ...... 3      five years. The Adviser seeks to be
Tax Status ....................... 3      conservative by investing in securi-
Investment Restrictions .......... 4      ties which it believes possess a
Investment Adviser ............... 5      lower potential for downside price
Capitalization                            volatility.
  Description of Common Stock .... 6
  Voting Rights .................. 6
Purchase of Shares - Reinvestment. 6            WESTERN NEW YORK SERIES
  Initial Investments ............ 7      The Series seeks capital apprecia-
  Subsequent Purchases ........... 7      tion through investment in the
  Reinvestments .................. 7      common stock of companies with an
  Whole Shares ................... 7      important economic presence in the
Retirement Plans                          Greater Western New York Region. The
  IRA ............................ 7      Adviser seeks to achieve this object-
Pricing of Shares ................ 8      ive by using an asset mix consisting
Redemption of Shares ............. 8      primarily of exchange listed and over-
Brokerage ........................ 8      the- counter common stocks as well as
Management of the Fund ........... 9      U.S. Government securities maturing
Custodian & Transfer Agent ....... 9      within five years.
Reports to Shareholders .......... 9
Auditors ......................... 9
Additional Information ........... 9
Share Purchase Application ...... 10

BULLFINCH  FUND, INC.

                                 2 Lantern Lane
                            Honeoye Falls, NY   14472
                                  716-624-1758




                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                              March 26, 1999


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated October 15, 1998. To obtain the Prospectus, please write the Fund or call the either of the telephone number that are shown above and on the prior page.

TABLE OF CONTENTS
Objective, Policies & Risk Factors
  Objective and Policies ..............2
Trading Costs .........................2
Tax Status ............................2
Officers and Directors of the Fund ....4
Calculation of Performance Data .......5
Auditor's Report ......................5
Financial Reports .....................6

OBJECTIVE, POLICES AND RISK FACTORS
Objective & Policies: From time to time any Series may hold warrants, preferred stock or convertible debt it may have received as a result of a corporate action related to one of its then current holdings. No Series has any intention of exceeding 5% in any of these types of securities.

TRADING COSTS
Carosa, Stanton & DePaolo seeks brokers from which it feels it can achieve the best price and execution for each individual transaction for all its clients. Should more than one broker be capable of providing best price and execution, other factors may be considered in the selection of the broker. These factors can include commission, research and operational expediency. There may be an increased cost on OTC trades if the adviser chooses to execute such trades on any agency basis (i.e., not to trade through a market-maker in any particular security). These costs include the mark-ups by the market-maker on the OTC securities, which are in addition to the commissions paid to the agent broker-dealer. A market-maker may mark-up (down) a security for which it makes a market, which is a cost that will be incurred in addition to the agency commissions assessed by the executing broker.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Series, by paying out substantially all of its investment income and realized capital gains, and by satisfying certain other requirements has been and intends to continue to be relieved of federal income tax on the amounts di-stributed to shareholders.

Distribution of any net long term capital gains realized by the Series in 1997 will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS
      The following is only a summary of certain additional tax considerations generally affecting the Series and its shareholders that are not described in the Series' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Series or its shareholders, and the discussion here and in the Series' Prospectus is not intended as a substitute for careful tax planning.
       The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company
     As a regulated investment company ("RIC") under Subchapter M of the Code, the Series is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year will satisfy the Distribution Requirement.

       In addition to satisfaction of the Distribution Requirement each Series must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income") and derive less than 30% of its gross income from the sale or other disposition of stocks, securities and certain other investments held for less than three months including foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Series' principal business of investing in stock or securities or options and futures with respect to stocks or securities (the so-called "Short-Short Gain Rule"). Moreover, at the close of each quarter of its taxable year, at least 50% of the value of the Series' assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of other issuers (as to which the Series has not invested more than 5% of the value of its total assets in any one issuer and as to which the Series does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than Government securities and securities of other RICs), or in two or more issuers which the Series controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test").

OFFICERS AND DIRECTORS OF THE FUND
Officers and Directors of the Fund, together with their addresses, principal occupations during the past five years are:

Name and Address    Age Position         Principal Occupation Past Five Years
Christopher Carosa* 38  President,       President
2 Lantern Lane          Treasurer,       Carosa, Stanton & DePaolo
Honeoye Falls, NY       Chairman of the  Honeoye Falls, NY
                        the Board/
                        Director         Managing Director
                                         Manning & Napier Advisers, Inc.
                                         Executive VP & Senior Trust Officer
                                         Exeter Trust Company, Rochester NY

Gordon R. Stanton*  40  Vice-President,  Vice-President
230 E. 73rd St. #4C     Director         Carosa, Stanton & DePaolo
New York, NY                             Honeoye Falls, NY

                                         Sales Person, Brown Harris Stevens
                                         New York, NY

                                         President, Laser Reflections, Inc.
                                         (Producer of Laser Light Shows)
                                         New York, NY

Anthony R. DePaolo  49  Vice-President   Vice-President and Managing Director
4675 Schurr Road                         Carosa, Stanton & DePaolo
Clarence, NY                             Honeoye Falls, NY

                                         Sales Representative, Cathedral Corp.
                                         Buffalo, NY

                                         General Manager, Howe & Rusling
                                         Rochester, NY

Bradford L. McAdam  42  Vice-President   Vice-President, Director of Research
                                         Carosa, Stanton & DePaolo
                                         Honeoye Falls, NY

                                         Vice-President, Director of Research
                                         Steven Charles
                                         Rochester, NY

                                         Senior Securities Analyst
                                         Manning & Napier Advisors, Inc.
                                         Rochester, NY

William E.J. Martin 39  Director         Construction Project Manager/Estimator
4410 Woodlawn Ave N                      ECI General Contractors, Inc.
Seattle, WA                              Seattle, WA

Thomas Midney       38  Director         Director of Production Planning
13 Burr Road                             The Goss & DeLeeuw Machine Company
Bloomfield, CT                           Kensington, CT

Michael J. Morris   38  Director         Director of Pricing
334 Robbins Ave                          United HealthCare
Newington, CT                            Hartford, CT

Thomas M. Fricano   59  Director         Regional Vice President (retired)
                                         United Auto Workers
                                         Buffalo, NY

Betsy K. Carosa     38  Secretary        Secretary
2 Lantern Lane          (Wife of the     Bullfinch Fund, Inc.
Honeoye Falls, NY        President)      Honeoye Falls, NY

COMPENSATION TABLE
                 Aggregate   Pension or   Estimated      Total
Name, Position   Compens     Retirement   Annual         Compensation
                 ation From  Benefits     Benefits Upon  From Registrant
                 Registrant  Accrued As   Retirement     And Fund Complex
                             Part of Fund                Paid to
                             Expenses                    Directors
Christopher        $   0       N/A           N/A         $   0
Carosa*, Director
Gordon R.          $   0       N/A           N/A         $   0
Stanton*, Director
William E.J.       $ 400       N/A           N/A         $ 400
Martin, Director
Thomas             $ 400       N/A           N/A         $ 400
Midney, Director
Michael J.         $ 400       N/A           N/A         $ 400
Morris, Director

Thomas M.          $ 300       N/A           N/A         $ 300
Fricano, Director

* Director of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.

A total of $0 has been paid in 1998 to officers and directors of the Fund to co-mpensate for travel expenses associated with their Fund duties. Beginning in its fiscal year 1998, the Fund will compensate non-interested directors at a rate of $100 per directors meeting attended. The Fund does not compensate its officers and directors that are affiliated with the Investment Adviser except as they may benefit through payment of the Advisory fee (see pg. 5 of the Prospectus).

MAJOR SHAREHOLDERS: As of March 26, 1999 shareholders of record who own 5% or more of the outstanding shares of each Series are as follows:

Unrestricted Series
Name                    Address                            Percentage ownership
C. Carosa               Honeoye Falls, New York                           8.90%
G. Stanton              New York City, New York                          10.03%
P. & L. Carosa          West Henrietta, New York                          5.97%
L. Davison              Rochester, New York                               9.32%
I. Burke                Rochester, New York                              22.64%
K. Carosa               Pittsford, New York                               5.22%
J. Hartney              Clarence, New York                                6.07%
L. Pusateri             East Amherst, New York                            8.74%


Western New York Series
Name                    Address                             Percentage ownership
J. Hartney              Clarence, New York                                48.19%
A. DePaolo              Clarence, New York                                 5.32%
M. Horbachewski         Hamburg, New York                                  5.20%
L. Pusateri             East Amherst, New York                            20.74%



CALCULATION OF PERFORMANCE DATA

YIELD AND TOTAL RETURN

         From time-to-time the Series may advertise its total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

The "30-day yield" of a Series is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

                               BONADIO & CO, LLP
                          Certified Public Accountants
                             1850 South Winton Road
                             Rochester, NY 14628
                                  716-244-2000
                                Fax 716-244-5611

                          INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Unrestricted Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 1998, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for a share outstanding for the year ended June 30, 1998 and for the period from inception (February 1, 1997) to June 30, 1997. These financial statements and financial highlights and related ratios/supplemental data for a share outstanding are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements and the financial highlights and related ratios/supplemental data for a share outstanding based on our audits.

We conducted our audits in accordance with generally accepted auditing stand-ards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include-ed confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights and related ratios/supplemental data for a share outstanding referred to above present fairly, in all material respects, the financial position of the Unrestricted Series (a series within Bullfinch Fund, Inc.) as of June 30, 1998, and the results of its operations, the change in its assets and the financial highlights and related ratios/supplemental data for a share outstanding for the year ended June 30, 1998 and for the period from inception (February 1, 1997) to June 30, 1997, in conformity with generally accepted accounting principles.

BONADIO & CO., LLP
Rochester, New York
August 27, 1998

UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 1998

ASSETS
                                                            1998
Investments in securities, at fair value,
 identified cost $641, 167                               $ 645,514

Cash                                                       100,384

Accrued interest and dividends                               1,193

Prepaid expenses                                             2,255

Due from Investment Adviser                                  3,303

Due from Western New York Series                             2,032

Organization expenses, net of accumulated
 amortization of $1,257                                      2,081
                                                          --------
Total assets                                             $ 756,762
                                                          ========
LIABILITIES
Accounts payable                                             5,943
                                                          --------

NET ASSETS
Net assets (equivalent to $10.99
 based on 68,320.177 stock outstanding)                  $  750,819
                                                         ==========

COMPOSITION OF NET ASSETS
   Shares of common stock                                $  746,336

   Accumulated net investment income                            136

   Net unrealized appreciation on investments                 4,347
                                                         ----------

Net assets at June 30, 1998                              $  750,819
                                                         ==========

	The accompanying notes are an integral part of these statements.

UNRESTRICTED SERIES
                        (A SERIES WITHIN BULLFINCH FUND, INC.)
                        SCHEDULE OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998

                                               Historical
Common Stocks - 84.3%               Shares           Cost          Value
   Computer software - 24.6%
      Oracle Corporation             4,000     $  109,061      $  98,250
      Network Associates, Inc.         750         23,371         35,906
                                                 ---------       --------

                                                  132,432        134,156
   Instruments - 11.0%
      Thermedics, Inc.               2,500         42,338         30,937
      Coherent, Inc.                 1,700         34,250         29,166
                                                 ---------       --------
                                                   76,558         60,103
   Airline - 9.1%
      ASA Holdings, Inc.             1,000         29,097         49,625

   Shoes and Leather - 6.9%
      Wolverine World Wide           1,700         36,106         37,400

   Mining - 6.8%
      Brush Wellman, Inc.            1,800         41,478         37,013

   Automotive Parts - 6.5%
      Standard Motor Products, Inc.    200          2,800          4,450
      Superior Industries Intl       1,100         30,862         31,006
                                                 ---------       --------
                                                   33,662         35,456
   Utilities - 6.0%
      Empire District Electric Co.   1,250         21,665         26,094
      Texas Utilities Company          110          4,455          4,578
      Nevada Power Company              80          1,620          2,060
                                                ---------       --------
                                                   27,740         32,732

   Banking and Finance - 5.9%
      Fiserv, Inc.                     750         22,369         31,852

   Electronics Components - 5.8%
      Park Electrochemical Corp.     1,500         41,436         31,688

   Industrial Services - 5.5%
      Olsten Corporation             2,650         44,142         29,647



   Medical Products and Supplies - 4.5%
      Mentor Corporation               700         17,963         16,975
      Vital Signs, Inc.                400          7,760          7,300
                                                 ---------       --------
                                                   25,723         24,275
   Leisure and Recreational - 2.3%
      International Game Technology    150          2,797          3,637
      Jackpot Enterprises, Inc.        726          7,804          9,120
                                                ---------       --------
                                                   10,601         12,757
   Retail - 2.2%
      Dollar General Corporation       243          3,857          9,614
      Toys R Us, Inc. Holding Company  100          2,500          2,344
                                                 ---------       --------
                                                    6,357         11,958
   Beverage - 1.5%
      Pepsico Incorporated             200          6,975          8,238

   Pre-Fab Housing - 0.6%
      Skyline Corporation              100          2,338          3,262

   Telecommunications - 0.4%
      Vertex Communications Corp.      100          2,125          2,350

   Entertainment - 0.3%
      Walt Disney Holding Co.           48          1,166          1,681

   Restaurants/Food Service - 0.01%
      Tricon Global Restaurant, Inc.    20              -            634
                                                ---------      ---------
TOTAL COMMON STOCKS                             $ 540,335      $ 544,827
                                                ---------      ---------
U.S. Government Obligations - 15.7%
   U.S. Treasury Note - 100%      $100,000      $ 100,832      $ 100,687
                                                ---------      ---------
TOTAL U.S. GOVERNMENT OBLIGATIONS               $ 100,832      $ 100,687
                                                ---------      ---------

                                                $ 641,167      $ 645,514
                                                =========      =========


	The accompanying notes are an integral part of these statements.

UNRESTRICTED SERIES
                     (A SERIES WITHIN BULLFINCH FUND, INC.)
                           STATEMENTS OF OPERATIONS
              FOR THE YEAR ENDED JUNE 30, 1998 AND FOR THE PERIOD
              FROM INCEPTION (FEBRUARY 1, 1997) TO JUNE 30, 1997

                                                           1998          1997
INVESTMENT INCOME:
   Dividends                                            $   8,559    $   1,634
   Interest                                                 5,301            -
                                                        ---------    ---------
                                                           13,860        1,634


EXPENSES:
   Management Fees                                          6,599          589
   Reimbursement of Management Fees                        (3,303)           -
   Custody Fee                                                  -           35
   Legal and Professional                                   3,000            -
   Directors' Fee                                             900            -
   Amortization                                               814          444
   Fidelity Bond                                              689            -
   Taxes                                                      637            -
   Registration Fees                                          676            -
   Bank Service Charges                                       404            -
   Dues and Subscriptions                                     110          228
                                                          --------------------
                                                           10,526        1,296
                                                          --------------------
Investment income - net                                     3,334          338
                                                          --------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain from securities transactions                   18         514
   Unrealized appreciation (depreciation)
      during the period                                     (3,930)      8,277
                                                          --------------------
Net gain (loss) on investments                              (3,912)      8,791
                                                          ====================

INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                              $   (578)      9,129
                                                          ====================

	The accompanying notes are an integral part of these statements.


                              UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEAR ENDED JUNE 30, 1998 AND FOR THE PERIOD
             FROM INCEPTION (FEBRUARY 1, 1997) TO JUNE 30, 1997

                                                             1998       1997
DECREASE IN NET ASSETS FROM OPERATIONS:
   Investment income - net                                $  3,334   $    338
   Net realized gain from securities transaction                18        514
   Net change in unrealized appreciation of investments     (3,930)     8,277
                                                          -------------------
Increase (decrease) in net assets from operations             (578)     9,129


CAPITAL SHARE TRANSACTIONS
  Sales (73,972.543 and 11,247.184 shares)                  832,796   112,471
  Redemptions (17,275.449 shares)                          (202,999)        -
                                                          -------------------
       Total capital share transactions                     629,797   112,471
                                                          -------------------
       Increase in net assets                               629,219   121,600


NET ASSETS:
   Beginning of period                                      121,600         -
                                                          -------------------
   End of period                                          $ 750,819 $ 121,600
                                                          ===================

	The accompanying notes are an integral part of these statements.

UNRESTRICTED SERIES
                     (A SERIES WITHIN BULLFINCH FUND, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998


(1)   The Organization

      The Unrestricted Series (the "Series") is a series of the Bullfinch
      Fund, Inc. (the "Fund"), which was organized as a corporation in Mary-land on January 29, 1997 and commenced operations on February 1, 1997. The Fund had no operations prior to February 1, 1997 other than matters relating to its organization and registration as an open-end, non-divers-ified management investment company under the Investment Company Act of 1940, and its registration of securities under the Securities Act of 1933. On February 1, 1997, the Series sold 11,247.184 shares of common stock ("initial shares") to its initial, joint tenant investors.

      The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market sec-urities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series is expected to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.

Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholders have agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 30, 1998 and 1997 in the form of stock dividends equal to 297.096 and 78.803 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the year ended June 30, 1998, the Series purchased $50,455 of U.S. Government obligations and $485,826 of common stock. During the same per-iod, the Series sold $29 of common stock.

      For the period ended June 30, 1997, the Series purchased $50,377 of U.S. Government obligations and $5,541 of common stock. During the same per-iod, the Series sold $7,663 of common stock and $256 of short-term in-vestments.

      At June 30, 1998, the gross unrealized appreciation for all securities totaled $62,102 and the gross unrealized depreciation for all securities totaled $57,755, or a net unrealized appreciation of $4,347. The aggre-gate cost of securities for federal income tax purposes at June 30, 1998 was $641,167.

      At June 30, 1997, the gross unrealized appreciation for all securities totaled $9,862 and the gross unrealized depreciation for all securities totaled $1,585, or a net unrealized appreciation of $8,277. The aggre-gate cost of securities for federal income tax purposes at June 30, 1997 was $104,898.

(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton & DePaolo Asset Management, LLC is a registered Investment adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Series' portfolio which include selecting the investments and handling its business affairs.

As compensation for its services to the Fund, the investment advisor re-ceives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.


(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquid-ation rights. Transactions in capital stock of the Series were as follows:

                                                    Shares          Amount
      Shares sold during 1997                   11,247.184     $   112,471
      Shares issued in 6/30/97 stock dividend       78.803               -
                                                ----------     -----------
                                                11,325.987         112,471
                                                ----------     -----------

      Shares sold during 1998                   73,972.543         832,796
      Shares redeemed during 1998              (17,275.449)       (202,999)
      Shares issued in 6/30/98 stock dividend      297.096               -
                                                ----------     -----------
                                                56,994.190         629,797
                                                ----------     -----------
                                                68,320.177     $   742,268
                                                ==========     ===========




                            UNRESTRICTED SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                    FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                   SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
              FOR THE YEAR ENDED JUNE 30, 1998 AND FOR THE PERIOD
              FROM INCEPTION (FEBRUARY 1, 1997) TO JUNE 30, 1997

                                                           1998        1997
NET ASSET VALUE, beginning of period                    $ 10.74     $ 10.00

INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     -         .03

    Net gain on securities both realized and unrealized     .30         .78
                                                        -------------------
                                                            .30         .81
                                                        -------------------
STOCK DIVIDEND                                             (.05)       (.07)
                                                        -------------------
NET ASSET VALUE, end of period                          $ 10.99     $ 10.74
                                                        ===================

NET ASSETS, end of period                             $ 750,819   $ 121,600
                                                        ===================


                                                        Actual       Actual *
RATIO OF EXPENSES TO AVERAGE NET ASSETS                   2.0%         1.1% *

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS      0.6%          .3% *

PORTFOLIO TURNOVER RATE                                     -          6.9% *

* The ratios presented were calculated using operating data for the five month period from inception (February 1, 1997) to June 30, 1997.


	The accompanying notes are an integral part of these statements.

                               BONADIO & CO, LLP
                          Certified Public Accountants
                             1850 South Winton Road
                             Rochester, NY 14628
                                  716-244-2000
                                Fax 716-244-5611



                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Bullfinch Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Western New York Series (a series within Bullfinch Fund, Inc.), including the schedule of investments in securities, as of June 30, 1998, and the related statements of operations, changes in net assets and the financial highlights and related ratios/supplemental data for a share outstanding for the period from inception (September 29, 1997)to June 30, 1998. These financial statements and financial highlights and related ratios/supplemental data for a share outstanding are the responsibility of the Fund's management. Our respons-ibility is to express an opinion on these statements and the financial high-lights and related ratios/supplemental data for a share outstanding based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reason-able basis for our opinion.

In our opinion, the financial statements, the financial highlights and related ratios/supplemental data for a share outstanding referred to above present fairly, in all material respects, the financial position of the Western New York Series (a series within Bullfinch Fund, Inc.) as of June 30, 1998, and the results of its operations, the change in its assets and the financial highlights and related ratios/supplemental data for a share outstanding for the period from inception (September 29, 1997) to June 30, 1998, in conformity with generally accepted accounting principles.

BONADIO & CO., LLP
Rochester, New York
August 27, 1998

WESTERN NEW YORK SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 1998

ASSETS
                                                            1998
Investments in securities, at fair value,
 identified cost $136,357                                $ 139,428

Cash                                                        36,013

Accrued interest and dividends                                 172

Prepaid expenses                                             1,070

Due from Investment Adviser                                  3,016

Organization expenses, net of accumulated
 amortization of $324                                        3,015
                                                          ---------------------
Total assets                                               182,714
                                                          ---------------------
LIABILITIES
Accounts payable                                             4,452

Due to Unrestricted Series                                   2,032
                                                          ---------------------
                                                             6,484

NET ASSETS
Net assets (equivalent to $10.45 per share
 based on 16,868.067 shares outstanding)                $  176,230
                                                         ======================

COMPOSITION OF NET ASSETS
   Shares of common stock                                $  173,149

   Accumulated net investment income                             10

   Net unrealized appreciation on investments                 3,071
                                                         ----------------------

Net assets at June 30, 1998                              $  176,230
                                                         ======================

	The accompanying notes are an integral part of these statements.

WESTERN NEW YORK SERIES
                        (A SERIES WITHIN BULLFINCH FUND, INC.)
                         SCHEDULE OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998

                                               Historical
Common Stocks - 100%               Shares           Cost          Value
   Electrical Equipment - 12.2%
      ACME Electric Corporation      1,750     $    9,171      $   8,422
      PSC, Inc.                        950          9,437          8,609
                                                 ---------       --------

                                                   18,608         17,031
   Industrial Materials - 10.5%
      American Precision Industries    550          9,776          8,388
      Servotronics, Inc.               600          5,624          6,300
                                                 ---------       --------
                                                   15,400         14,688
   Industrial Services - 8.9%
      American Locker Group, Inc.      400          2,544         12,000

   Medical Services - 6.1%
      Rural/Metro Corporation          650         11,157          8,450

   Machinery - 5.9%
      Columbus McKinnon Corporation    100          2,344          2,600
      Gleason Corporation              200          5,373          5,625
                                                 ---------       --------
                                                    7,717          8,225
   Furniture - 5.5%
      Bush Industries, Inc.            350          9,107          7,613

   Electronic Components - 5.4%
      Astronics Corporation            550          5,021          7,563

   Apparel - 5.2%
      Hartmarx Corporation             950          7,484          7,184

   Real Estate and Related - 5.1%
      Sovran Self Storage              250          6,892          7,062

   Computer Services - 4.8%
      Computer Task Group, Inc.        200          6,681          6,700

   Computer Hardware - 4.8%
      Performance Technologies, Inc.   600          8,232          6,750

   Manufacturing - 4.7%
      Mark IV Industries, Inc.         300          6,462          6,487

   Computer Software - 4.5%
      Comptek Research, Inc.           700          4,971          6,213

   Office Equipment - 4.2%
      Danka Business Systems, ADR      500          7,834          5,906

   Steel - 3.7%
      Gibraltar Steel Corporation      250          4,820          5,125

   Medical Products and Supplies - 3.5%
      Bausch & Lomb, Inc.              100          3,944          5,012

   Commercial Services - 2.9%
      Paychex, Inc.                    100          4,412          4,069

   Environment Services - 2.4%
      Sevenson Environmental Srvs, Inc 400          5,071          3,350
                                                ---------      ---------
TOTAL COMMON STOCK                              $ 136,357      $ 139,428
                                                =========      =========


	The accompanying notes are an integral part of these statements.

WESTERN NEW YORK SERIES
                        (A SERIES WITHIN BULLFINCH FUND, INC.)
                         SCHEDULE OF INVESTMENTS IN SECURITIES
                                  JUNE 30, 1998

                                               Historical
Common Stocks - 100%               Shares           Cost          Value
   Electrical Equipment - 12.2%
      ACME Electric Corporation      1,750     $    9,171      $   8,422
      PSC, Inc.                        950          9,437          8,609
                                                 ---------       --------

                                                   18,608         17,031
   Industrial Materials - 10.5%
      American Precision Industries    550          9,776          8,388
      Servotronics, Inc.               600          5,624          6,300
                                                 ---------       --------
                                                   15,400         14,688
   Industrial Services - 8.9%
      American Locker Group, Inc.      400          2,544         12,000

   Medical Services - 6.1%
      Rural/Metro Corporation          650         11,157          8,450

   Machinery - 5.9%
      Columbus McKinnon Corporation    100          2,344          2,600
      Gleason Corporation              200          5,373          5,625
                                                 ---------       --------
                                                    7,717          8,225
   Furniture - 5.5%
      Bush Industries, Inc.            350          9,107          7,613

   Electronic Components - 5.4%
      Astronics Corporation            550          5,021          7,563

   Apparel - 5.2%
      Hartmarx Corporation             950          7,484          7,184

   Real Estate and Related - 5.1%
      Sovran Self Storage              250          6,892          7,062

   Computer Services - 4.8%
      Computer Task Group, Inc.        200          6,681          6,700

   Computer Hardware - 4.8%
      Performance Technologies, Inc.   600          8,232          6,750

   Manufacturing - 4.7%
      Mark IV Industries, Inc.         300          6,462          6,487

   Computer Software - 4.5%
      Comptek Research, Inc.           700          4,971          6,213

   Office Equipment - 4.2%
      Danka Business Systems, ADR      500          7,834          5,906

   Steel - 3.7%
      Gibraltar Steel Corporation      250          4,820          5,125

   Medical Products and Supplies - 3.5%
      Bausch & Lomb, Inc.              100          3,944          5,012

   Commercial Services - 2.9%
      Paychex, Inc.                    100          4,412          4,069

   Environment Services - 2.4%
      Sevenson Environmental Srvs, Inc 400          5,071          3,350
                                                ---------      ---------
TOTAL COMMON STOCK                              $ 136,357      $ 139,428
                                                =========      =========


	The accompanying notes are an integral part of these statements.

WESTERN NEW YORK SERIES
                     (A SERIES WITHIN BULLFINCH FUND, INC.)
                        NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998


(1)   The Organization

      The Western New York Series (the "Series") is a series of the Bullfinch Fund, Inc. (the "Fund") which was organized as a corporation in Mary-land on January 29, 1997 as an open-end, non-diversified management investment company under the Investment Company Act of 1940. On September 29, 1997, the Fund sold 10,500 shares of the
      Series to its initial investor for $105,000.

      The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

(2)   Summary of Significant Accounting Policies

      Cash -

      Cash consists of amounts deposited in money market accounts and is not federally insured. The Fund has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

      Security Valuation -

      The Series records its investments at fair value.

      Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market sec-urities are valued at amortized cost which approximates market value.

      Federal Income Taxes -

      For federal income tax purposes, the Series is expected to qualify as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Therefore, no provision for income taxes is required.

Organization Expenses -

      Organization expenses are being amortized over a 60-month period.

      The Series' initial shareholders have agreed that if any of the initial shares are redeemed during the first 60 months of the Series' operations by any holder thereof, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of the redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of the redemption.

      Distributions to Shareholders -

      The Series has distributed its net investment income and net realized capital gains to its shareholders on June 30, 1998 in the form of a stock dividend equal to 17.737 shares of stock.

      Other -

      The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

      Estimates -

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


(3)   Investments

      For the period ended June 30, 1998, the Series purchased $98,879 of U.S. Government obligations and $136,357 of common stock.

      At June 30, 1998, the gross unrealized appreciation for all securities totaled $16,011 and the gross unrealized depreciation for all securities totaled $12,940, or a net unrealized appreciation of $3,071. The aggre-gate cost of securities for federal income tax purposes at June 30, 1998 was $136,357.

(4)   Investment Advisory Agreement

      Carosa, Stanton & DePaolo Asset Management, LLC serves as investment advisor to the Fund pursuant to an investment advisory agreement which was approved by the Fund's board of directors. Carosa, Stanton &
      DePaolo Asset Management, LLC is a registered Investment adviser under the Investment Advisers Act of 1940. The Investment advisory agreement provides that Carosa, Stanton & DePaolo Asset Management, LLC, subject to the supervision and approval of the Fund's board of directors, is responsible for the day-to-day management of the Fund's portfolio which include selecting the investments and handling its business affairs.

As compensation for its services to the Fund, the investment advisor re-ceives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees will be reduced by any sub-transfer agent fees incurred by the Fund.

      Carosa, Stanton & DePaolo Asset Management, LLC has agreed to forego sufficient investment advisory fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.


(5)   Capital Share Transactions

      The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. Each share has equal dividend, distribution and liquid-ation rights. Transactions in capital stock of the Series were as follows:

                                                    Shares          Amount
      Shares sold during 1998                   16,850.330     $   172,964
      Shares issued in 6/30/98 stock dividend       17.737               -
                                                ----------     -----------

                                                16,868.067     $   172,964
                                                ==========     ===========




                            WESTERN NEW YORK SERIES
                    (A SERIES WITHIN BULLFINCH FUND, INC.)
                    FINANCIAL HIGHLIGHTS AND RELATED RATIOS/
                   SUPPLEMENTAL DATA FOR A SHARE OUTSTANDING
              FOR THE PERIOD FROM INCEPTION (SEPTEMBER 29, 1997)
                              TO JUNE 30, 1998


NET ASSET VALUE, beginning of period                    $ 10.00

INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                   .02

    Net gain on securities both realized and unrealized     .44
                                                        -------------------
                                                            .46
                                                        -------------------
STOCK DIVIDEND                                             (.01)
                                                        -------------------
NET ASSET VALUE, end of period                          $ 10.45
                                                        ===================

NET ASSETS, end of period                             $ 176,230
                                                        ===================


                                                        Actual*
RATIO OF EXPENSES TO AVERAGE NET ASSETS                   2.0%*

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS      0.2%*

PORTFOLIO TURNOVER RATE                                     -

* The ratios presented were calculated using operating data for the nine month period from inception (September 29, 1997) to June 30, 1998.


	The accompanying notes are an integral part of these statements.



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